UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3970

Smith Barney California Municipals Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28
Date of reporting period: August 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

Smith Barney

California Municipals Fund Inc.

EXPERIENCE

S E M I - A N N U A L

R E P O R T

AUGUST 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

		Smith Barney California Municipals Fund Inc.

Semi-Annual Report • August 2005

What’s Inside
		Letter from the Chairman	1
		Fund at a Glance	5
		Fund Expenses	6
		Schedule of Investments	8
		Statement of Assets and Liabilities	20
		Statement of Operations	21
		Statements of Changes in Net Assets	22
		Financial Highlights	23
		Notes to Financial Statements	26
		Board Approval of Management Agreement	34

Fund Objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.* The Fund invests at least 80% of its assets in California municipal securities. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from California personal income taxes.

	*	Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and the second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following six rate hikes from June 2004 through February 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.50% and the yield on the 10-year Treasury was 4.38%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Looking at the six-month period as a whole, the overall municipal bond market performed in line with the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers Aggregate Bond Index[v] both returned 2.85%.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	1

Performance Review

For the six months ended August 31, 2005, Class A shares of the Smith Barney California Municipals Fund Inc., excluding sales charges, returned 1.17%. These shares underperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.85% for the same period. The Lipper California Municipal Debt Funds Category Average[1] increased 3.03% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of August 31, 2005 (excluding sales charges) (unaudited)
6 Months
California Municipals Fund – Class A Shares	1.17%
Lehman Brothers Municipal Bond Index	2.85%
Lipper California Municipal Debt Funds Category Average	3.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.90% and Class C shares returned 0.83% over the six months ended August 31, 2005.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 130 funds in the Fund’s Lipper category, and excluding sales charges.

2	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore the Fund’s Board of Directors has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	3

As always, thank you for your confidence in our steward-ship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
v

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

4	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Escrowed to Maturity

Water and Sewer

Pre-Refunded

Miscellaneous

General Obligation

Transportation

Finance

Education

Tobacco

Public Facilities

Pollution Control

0.0%

5.0%

10.0%

15.0%

20.0%

August 31, 2005

15.8%

14.7%

10.9%

9.0%

3.5%

3.2%

3.0%

2.9%

0.9%

0.7%

0.2%

Housing

Hospitals

Tax Allocation

Utilities

Government Facilities

1.0%

4.7%

5.4%

5.4%

18.7%

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	1.17%	$1,000.00	$1,011.70	0.71%	$3.60
Class B	0.90	1,000.00	1,009.00	1.24	6.28
Class C	0.83	1,000.00	1,008.30	1.27	6.43
(1)	For the six months ended August 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,021.63	0.71%	$3.62
Class B	5.00	1,000.00	1,018.95	1.24	6.31
Class C	5.00	1,000.00	1,018.80	1.27	6.46
(1)	For the six months ended August 31, 2005.
(2)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	7

Schedule of Investments (August 31, 2005) (unaudited)
Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 96.2% Education — 4.6%
		California EFA Revenue:
$2,980,000	Aa3(a)	Claremont University Center, Series B, 5.000% due 3/1/24	$3,107,961
6,125,000	Ba1(a)	Pooled College & University Project, Series A, 5.500% due 7/1/15	6,367,183
1,000,000	A1(a)	Scripps College, 5.250% due 8/1/26	1,062,940
15,000,000	AAA	Stanford University, Series Q, 5.250% due 12/1/32 (b)	16,143,150
165,000	A-	California State Public Works Board High Technology Facilities, Lease Revenue, San Jose Facility, Series A, 7.750% due 8/1/06	172,118
2,000,000	AAA	California State University Foundation Revenue, Monterey Bay, MBIA-Insured, 5.350% due 6/1/31	2,157,240
5,000,000	AAA	Corona-Norco, CA, USD, Special Tax, Community Facilities District No. 98-1, MBIA-Insured, 5.500% due 9/1/33	5,555,300
1,000,000	AAA	Fullerton University Foundation, Auxiliary Organization Revenue, Series A, MBIA-Insured, 5.750% due 7/1/30	1,114,460
2,600,000	AAA	Victor Valley, CA, Unified High School District, COP, Refunding Project, MBIA-Insured, 5.750% due 11/1/17	2,663,648
		Total Education	38,344,000
Escrowed to Maturity (c) — 18.2%
		California Health Facilities Financing Authority Revenue, Kaiser Permanente:
3,500,000	AAA	Series A, FSA-Insured, 5.000% due 6/1/18	3,724,000
1,750,000	AAA	Series B, 5.250% due 10/1/14	1,886,465
		California Statewide Communities Development Authority, COP:
19,000,000	AAA	Kaiser Permanente, Remarketed 7/9/98, 5.300% due 12/1/15 (b)	19,753,540
4,515,000	AAA	UniHealth Foundation, Series A, AMBAC-Insured, 5.500% due 10/1/07	4,760,210
270,000	AAA	Contra Costa County, CA, Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized, 7.750% due 5/1/22 (d)	363,009
5,000,000	AAA	Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project, Series B, FSA-Insured, 6.250% due 8/1/11 (d)	5,470,250
110,000	AAA	Martinez, CA, Home Mortgage Revenue, UGRIC-Insured, 10.750% due 2/1/16	151,610
2,670,000	AAA	Ontario, CA, Redevelopment Financing Authority Revenue, Ontario Redevelopment Project Number 1, MBIA-Insured, 5.800% due 8/1/23	2,751,008
3,325,000	AAA	Perris, CA, Single-Family Mortgage Revenue, Mortgage-Backed Securities Program, Series A, GNMA-Collateralized, 8.300% due 6/1/13 (d)	4,390,230
6,000,000	AAA	Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue, Municipal Multiplier 1984, Series A, MBIA-Insured, zero coupon bond to yield 6.149% due 10/1/16	3,866,160

See Notes to Financial Statements.

8	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Escrowed to Maturity (c) — 18.2% (continued)
		Riverside County, CA, Single-Family Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized:
$2,620,000	AAA	8.300% due 11/1/12 (d)	$3,386,428
1,000,000	AAA	Series A, 7.800% due 5/1/21 (d)	1,424,250
1,500,000	AAA	Sacramento County, CA, Single-Family Mortgage Revenue, Issue A, Remarketed 10/29/92, GNMA-Collateralized, 8.000% due 7/1/16 (d)	1,848,480
2,000,000	AAA	San Bernardino County, CA, COP, Capital Facilities Project, Series B, 6.875% due 8/1/24	2,673,920
120,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines, Inc., 8.000% due 7/1/13	143,346
		San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Senior Lien:
5,000,000	AAA	zero coupon bond to yield 7.698% due 1/1/14	3,676,550
60,000,000	AAA	zero coupon bond to yield 7.748% due 1/1/16 (b)	40,439,400
17,500,000	AAA	zero coupon bond to yield 7.748% due 1/1/17	11,264,575
25,000,000	AAA	zero coupon bond to yield 7.748% due 1/1/18 (b)	15,347,750
20,000,000	AAA	zero coupon bond to yield 7.748% due 1/1/19	11,724,600
20,000,000	AAA	zero coupon bond to yield 7.749% due 1/1/26	8,408,800
4,310,000	Aaa(a)	San Marcos, CA, Public Facilities Authority, Public Facilities Revenue, zero coupon bond to yield 6.000% due 1/1/19	2,497,128
525,000	AAA	Santa Rosa, CA, Hospital Revenue, Santa Rosa Hospital Memorial Project, 10.300% due 3/1/11	634,872
1,250,000	BBB	Sequoia, CA, Hospital District Revenue, 5.375% due 8/15/23	1,261,675
		Total Escrowed to Maturity	151,848,256
Finance — 5.0%
1,000,000	BBB+	Fresno, CA, Joint Powers Financing Authority Local Agency Revenue, Series A, 6.550% due 9/2/12	1,012,720
3,000,000	AAA	Long Beach, CA, Bond Finance Authority Lease Revenue, Rainbow Harbor Refinancing Project, Series A, AMBAC-Insured, 5.250% due 5/1/24	3,179,370
2,315,000	AA	Los Angeles County, CA, Public Works Financing Authority Revenue, Series A, 5.000% due 10/1/19	2,422,763
5,550,000	AAA	Pomona, CA, PFA Revenue, Merged Redevelopment Project, Tax Allocation, Series AD, MBIA-Insured, 5.000% due 2/1/21	5,855,694
2,800,000	AAA	Salida, CA, Area Public Facilities Financing Agency, Community Facilities District, Special Tax Revenue No.1988-1, FSA-Insured, 5.250% due 9/1/18	2,975,056
2,875,000	AAA	Santa Ana, CA, Financing Authority Lease Revenue, Police & Holding Facility, Series A, MBIA-Insured, 6.250% due 7/1/24	3,591,766
2,000,000	AAA	South Orange County, CA, PFA, Special Tax Revenue, Senior Lien, Administration Series A, MBIA-Insured, 7.000% due 9/1/10 (e)	2,347,680
		Stockton, CA, PFA Lease Revenue, Parking & Capital Projects, FGIC-Insured:
2,000,000	AAA	5.125% due 9/1/30	2,152,780
1,900,000	AAA	5.250% due 9/1/34	2,067,314

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	9

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Finance — 5.0% (continued)
		Virgin Islands Public Finance Authority Revenue, Series A:
$5,000,000	BBB	Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24	$5,703,000
10,000,000	BBB	Refunding, Senior Lien, 5.500% due 10/1/18	10,606,800
		Total Finance	41,914,943
General Obligation — 8.8%
2,000,000	AAA	Adelanto, CA, School District, Capital Appreciation, Series B,
		FGIC-Insured, zero coupon bond to yield 6.699% due 9/1/18	1,067,540
		California State, Veterans Bonds:
1,000,000	AA-	Series AT, 9.500% due 2/1/10	1,242,800
2,000,000	AA-	Series AU, 8.400% due 10/1/06	2,111,020
		Los Angeles, CA, USD:
20,000,000	AAA	Series A, FSA-Insured, 5.000% due 7/1/24 (b)	21,413,600
14,230,000	AAA	Series E, MBIA-Insured, 5.125% due 7/1/22 (b)	15,361,427
4,000,000	AAA	Moreno Valley, CA, USD, Election 2004, Series A, FSA-Insured,
		5.000% due 8/1/25	4,293,880
3,000,000	AAA	Placentia-Yorba Linda, CA, USD, Series B, FGIC-Insured,
		5.500% due 8/1/27	3,382,050
1,000,000	A3(a)	San Diego, CA, Public Safety Communication Project,
		6.650% due 7/15/11	1,157,460
		Santa Margarita-Dana Point, CA, Authority Revenue:
20,000,000	AAA	Series A, AMBAC-Insured, 5.125% due 8/1/18 (b)	21,111,800
1,500,000	AAA	Water Improvement Districts 3, 3A, 4, & 4A, Series B,
		MBIA-Insured, 7.250% due 8/1/14 (e)	1,907,235
		Total General Obligation	73,048,812
Government Facilities — 0.6%
		Riverside County, CA, COP, Historic Courthouse Project, Series A:
2,320,000	A+	5.000% due 11/1/23	2,441,985
2,705,000	A+	5.000% due 11/1/28	2,820,666
		Total Government Facilities	5,262,651
Hospitals — 3.0%
		California Health Facilities Financing Authority Revenue:
705,000	A	Casa De Las Campanas, Series A, California Mortgage
		Insurance-Insured, 5.500% due 8/1/12	743,571
2,185,000	AAA	Catholic West, Series A, MBIA-Insured, Unrefunded Balance,
		5.125% due 7/1/24	2,276,464
2,500,000	AAA	De Las Companas, Series A, AMBAC-Insured, 5.750% due 7/1/15	2,567,750
2,500,000	A	Marshall Hospital, Series A, California Mortgage Insurance-Insured,
		5.250% due 11/1/18	2,634,550
		Sutter Health, Series A:
		FSA-Insured:
1,470,000	AAA	5.125% due 8/15/17	1,548,469
1,500,000	AAA	5.250% due 8/15/27	1,566,750
2,000,000	AAA	MBIA-Insured, 5.000% due 8/15/19	2,107,740

See Notes to Financial Statements.

10	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Hospitals — 3.0% (continued)
$5,145,000	AAA	University of California at San Francisco-Stanford Health Care,
		Series A, FSA-Insured, 5.000% due 11/15/18	$5,449,172
		California Statewide Communities Development Authority Revenue, COP:
4,000,000	AA-	St. Joseph’s Health Systems, 5.250% due 7/1/21	4,153,920
500,000	AAA	Sutter Health Obligated Group, MBIA-Insured, 6.000% due 8/15/25	516,300
1,000,000	AAA	Modesto, CA, Health Facilities Revenue, Memorial Hospital
		Association, Series B, MBIA-Insured, 5.125% due 6/1/17	1,051,660
		Total Hospitals	24,616,346
Housing: Multi-Family — 1.5%
1,250,000	AAA	ABAG Finance Authority for Nonprofit Corp., MFH Revenue,
		Edgewood Apartments Project, Series A, FNMA-Collateralized,
		5.700% due 11/1/06 (d)	1,268,687
6,000,000	NR	California Statewide Communities Development Authority,
		Multi-Family Revenue, Series E, FNMA-Collateralized,
		6.400% due 6/1/28 (d)(e)	6,141,840
1,740,000	AAA	Riverside County, CA, Housing Authority, MFH Revenue, Brandon Place
		Apartments, Series B, FNMA-Collateralized, 5.625% due 7/1/09 (d)(f)	1,819,501
660,000	AAA	San Francisco, CA, City & County Redevelopment Agency Multi-Family
		Revenue, 1045 Mission Apartments, Series C, GNMA-Collateralized,
		5.200% due 12/20/17 (d)	683,054
2,755,000	AAA	Victorville, CA, MFH Revenue, Wimbledon Apartments, Series A,
		GNMA-Collateralized, 6.300% due 4/20/31	2,834,895
		Total Housing: Multi-Family	12,747,977
Housing: Single-Family — 1.6%
		California Housing Finance Agency Revenue:
		Capital Appreciation Home Mortgage:
300,000	AA-	Series 1983-B, FHA-Insured, zero coupon bond to yield
		10.749% due 8/1/15	128,631
310,000	AA-	Series 1984-B, zero coupon bond to yield 11.165% due 8/1/16	91,509
10,000	AA-	MGIC-Insured, 10.250% due 2/1/14	10,427
		California Housing Finance Agency Single-Family Mortgage Purchase:
315,000	AAA	Issue A-2, FHA-Insured, 6.350% due 8/1/15 (d)(e)	320,916
1,140,000	AAA	Series B-3, Class II, Remarketed 3/31/98, MBIA-Insured,
		5.375% due 8/1/21 (d)	1,167,953
480,000	AA+	California Rural Home Mortgage Financing Authority, Single-Family
		Mortgage Revenue, Mortgage-Backed Securities, Series D,
		GNMA/FNMA-Collateralized, 6.000% due 12/1/31 (d)	508,809
10,000,000	AAA	California State Department of Veterans Affairs, Home Purchase
		Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	10,663,800
		Total Housing: Single-Family	12,892,045

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	11

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Miscellaneous — 10.6%
$2,000,000	AAA	Anaheim, CA, COP, Regular Fixed Option Bonds, MBIA-Insured, 6.200% due 7/16/23	$2,160,100
10,000,000	AA	Beverly Hills, CA, Public Financing Authority Lease Revenue, Capital Improvements Projects, Series A, 5.250% due 6/1/28	10,444,500
4,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Rand Corp. Project, Series A, AMBAC-Insured, 5.500% due 4/1/32	4,387,080
2,500,000	AAA	California State Public Works Board Lease Revenue, Department of Corrections, Series B, MBIA-Insured, 5.000% due 9/1/21	2,627,250
5,000,000	AAA	California State Public Works Board, Lease Revenue, Department of Health Services, Series A, MBIA-Insured, 5.750% due 11/1/24	5,496,750
3,000,000	AAA	Contra Costa County, CA, COP, Capital Projects Program, AMBAC-Insured, 5.250% due 2/1/21	3,140,580
3,680,000	AAA	Fontana, CA, COP, AMBAC-Insured, 5.000% due 9/1/21	3,867,312
3,250,000	AAA	Los Angeles County, CA, Community Facilities District No.3, Special Tax, Series A, FSA-Insured, 5.500% due 9/1/14	3,473,307
		San Francisco, CA, City & County, COP, San Bruno Jail No.3, AMBAC-Insured:
14,000,000	AAA	5.250% due 10/1/26 (b)	15,013,740
5,000,000	AAA	5.250% due 10/1/33	5,346,850
25,000,000	AAA	San Francisco, CA, State Building Authority Lease Revenue, San Francisco Civic Center Complex, Series A, AMBAC-Insured, 5.250% due 12/1/21 (b)	26,183,500
3,205,000	AAA	San Luis Obispo County, CA, Financing Authority Revenue, Lopez Dam Improvement, Series A, MBIA-Insured, 5.375% due 8/1/30	3,436,145
2,795,000	AAA	Solano County, CA, COP, Capital Improvement Program, AMBAC-Insured, 5.000% due 11/15/19	2,972,147
		Total Miscellaneous	88,549,261
Pollution Control — 0.2%
1,500,000	A+	California PCFA Revenue, San Diego Gas & Electric Co.,
		Series A, 6.800% due 6/1/15 (d)	1,799,595
Pre-Refunded (g) — 14.3%
1,240,000	AAA	Anaheim, CA, Public Financing Authority Revenue, Water Utiliuty, Lenain Filtration Project, FGIC-Insured, Call 4/1/06 @ 100, 5.250% due 10/1/19	1,258,501
1,775,000	A1(a)	California EFA Revenue, Pepperdine University, Series A, Call 11/1/09 @ 101, 5.000% due 11/1/18	1,922,467
		California Health Facilities Financing Authority Revenue:
815,000	AAA	Catholic West, Series A, MBIA-Insured, Call 7/1/07 @ 102, 5.125% due 7/1/24	864,145
12,000,000	A3(a)	Cedars-Sinai Medical Center, Series A, Call 12/1/09 @ 101, 6.125% due 12/1/30 (b)	13,545,480
		California State Department of Water Resources, Central Valley Project Revenue:
1,000,000	AA	Water System, Series O, Call 12/1/05 @ 101, 5.000% due 12/1/22	1,015,490

See Notes to Financial Statements.

12	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Pre-Refunded (g) — 14.3% (continued)
$2,605,000	AA	Water System, Series S, Call 12/1/07 @ 101, 5.000% due 12/1/19	$2,751,583
		East Bay, CA, Municipal Utility District:
4,855,000	AAA	Wastewater Treatment System Revenue, Refunding, Subordinated, FGIC-Insured, Call 6/1/06 @ 102, 5.000% due 6/1/26	5,034,878
4,775,000	AAA	Water System Revenue, Refunding, Subordinated, FGIC-Insured, Call 6/1/06 @ 102, 5.000% due 6/1/26	4,951,914
2,000,000	AAA	Foothill/Eastern Corridor Agency of California, Toll Road Revenue, Senior Lien, Series A, Call 1/1/07 @ 100, 6.000% due 1/1/34 (e)	2,083,840
		Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Enhanced Asset-Backed Securities, Series B:
4,215,000	A-	Call 6/1/06 @ 100, 5.375% due 6/1/17	4,292,092
3,280,000	A-	Call 6/1/07 @ 100, 5.500% due 6/1/18	3,429,470
2,500,000	AAA	Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project, Series B, FSA-Insured, Call 8/1/06 @ 102, 6.000% due 8/1/16 (d)	2,619,050
4,185,000	AA	Los Angeles County, CA, Public Works Financing Authority Revenue, Regional Park & Open, Series A, Call 10/1/07 @ 101, 5.000% due 10/1/19	4,410,027
450,000	AAA	Los Angeles, CA, Convention & Exhibit Center Authority, COP, Call 12/1/05 @ 100, 9.000% due 12/1/20	456,584
		Metropolitan Water District Southern California Waterworks Revenue: Series A, Call 1/1/08 @ 101:
1,000,000	AA+	5.000% due 7/1/18	1,057,480
10,325,000	AAA	5.000% due 7/1/26	10,918,481
2,825,000	AA+	5.000% due 7/1/26	2,987,381
4,500,000	AA+	Series C, Call 1/1/07 @ 102, 5.250% due 7/1/16	4,732,020
750,000	BBB+	Northern California Power Agency Public Power Revenue, Geothermal Project No. 3, Series A, Call 7/1/08 @ 100, 5.000% due 7/1/09	790,650
1,675,000	AAA	Orange County, CA, Recovery, COP, Series A, MBIA-Insured, Call 7/1/06 @ 102, 6.000% due 7/1/26	1,752,619
4,720,000	AAA	Pasadena, CA, GO, USD, Series A, FGIC-Insured, Call 5/1/08 @ 101, 5.000% due 5/1/20	5,022,363
6,575,000	AAA	Placer County, CA, Water Agency Revenue COP, Capital Improvement Projects, AMBAC-Insured, Call 7/1/09 @ 101, 5.500% due 7/1/29	7,227,437
2,855,000	AAA	Pomona, CA, Public Financing Authority Revenue, Series Q,
		MBIA-Insured, Call 12/1/05 @ 102, 5.750% due 12/1/15	2,931,543
4,600,000	AAA	Sacramento County, CA, COP, Public Facilities Project, Solid Waste
		Facilities, MBIA-Insured, Call 12/1/06 @ 102, 5.250% due 12/1/16	4,832,208
		Sacramento, CA, City Financing Authority Revenue, Capital Improvement:
2,000,000	AA-	Call 6/1/10 @ 101, 5.625% due 6/1/30	2,239,920
		Series A, AMBAC-Insured, Call 6/1/11 @ 100:
5,070,000	AAA	5.500% due 12/1/20	5,687,678
6,300,000	AAA	5.500% due 12/1/21	7,067,529

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	13

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Pre-Refunded (g) — 14.3% (continued)
$1,600,000	AAA	Solid Waste & Redevelopment Project, Call 12/1/09 @ 102, 5.875% due 12/1/29	$1,807,776
		Sacramento, CA, Power Authority Cogeneration Project Revenue,
		Call 7/1/06 @ 102:
1,800,000	BBB	6.500% due 7/1/07	1,890,648
1,800,000	BBB	6.500% due 7/1/08	1,890,648
2,200,000	BBB	6.500% due 7/1/09	2,310,792
1,250,000	AAA	San Diego, CA, Community College District Lease Revenue, MBIA-Insured, Call 12/1/06 @ 102, 6.125% due 12/1/16	1,326,300
4,000,000	AAA	Tahoe-Truckee, CA, GO, USD, Improvement District Number 1,
		Series A, FGIC-Insured, Call 8/1/09 @ 101, 5.750% due 8/1/20	4,440,880
		Total Pre-Refunded	119,549,874
Public Facilities — 0.9%
2,000,000	AAA	Monrovia, CA, Financing Authority Lease Revenue, Hillside Wilderness Preserve, AMBAC-Insured, 5.125% due 12/1/31	2,154,580
4,500,000	AAA	Palm Springs, CA, Financing Authority Lease Revenue, Convention
		Center Project, Series A, MBIA-Insured, 5.500% due 11/1/29	5,094,045
		Total Public Facilities	7,248,625
Tax Allocation — 2.8%
2,000,000	AAA	Anaheim, CA, Public Financing Authority, Tax Allocation Revenue, Regular Fixed Option Bonds, MBIA-Insured, 6.450% due 12/28/18	2,190,660
1,000,000	AAA	El Centro, CA, RDA, Tax Allocation, El Centro Redevelopment Project, MBIA-Insured, 6.375% due 11/1/17	1,058,180
6,485,000	AAA	Healdsburg, CA, Community RDA, Tax Allocation, Sotoyome Community Development Project, Series A,MBIA-Insured, 5.125% due 8/1/31	6,876,889
6,500,000	AAA	La Quinta, CA, RDA, Tax Allocation, Redevelopment Project, Area No.1, AMBAC-Insured, 5.125% due 9/1/32	6,961,240
		Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Development Project:
2,500,000	AAA	FSA-Insured, 5.250% due 9/1/20	2,697,750
		MBIA-Insured:
2,445,000	AAA	5.250% due 9/1/16	2,547,494
1,000,000	AAA	5.250% due 9/1/26	1,039,920
		Total Tax Allocation	23,372,133
Tobacco — 3.5%
5,250,000	Baa3(a)	Alameda County, CA, Tobacco Securitization Agency, Asset-Backed Revenue, 5.750% due 6/1/29	5,605,320
20,000,000	BBB	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement
		Revenue, Series 2003-A-1, 6.750% due 6/1/39 (b)	23,094,400
		Total Tobacco	28,699,720

See Notes to Financial Statements.

14	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Transportation — 5.1%
$15,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, 1st Lien, Series A, FGIC-Insured, 5.000% due 7/1/29 (b)	$15,966,750
1,250,000	AAA	Fresno, CA, Airport Revenue, Series A, FSA-Insured, 5.500% due 7/1/30	1,364,675
9,000,000	AAA	Sacramento County, CA, Airport System Revenue, Series A, MBIA-Insured, 5.900% due 7/1/24 (d)	9,378,180
15,270,000	AAA	San Francisco, CA, Bay Area Rapid Transportation District Sales Tax
		Revenue, AMBAC-Insured, 5.000% due 7/1/28 (b)	15,842,167
		Total Transportation	42,551,772
Utilities — 0.3%
360,000	BBB+	Northern California Power Agency Public Power Revenue, Geothermal
		Project No.3, Series A, Unrefunded Balance, 5.000% due 7/1/09	361,458
2,000,000	AAA	Redding, CA, Electric System Revenue, COP, Regular Linked
		SAVRS & RIBS, MBIA-Insured, 6.368% due 7/1/22	2,429,020
		Total Utilities	2,790,478
Water and Sewer — 15.2%
		California State Department of Water Resources, Central Valley Project Revenue Water System:
2,395,000	AA	Series S, Unrefunded Balance, 5.000% due 12/1/19	2,513,217
11,000,000	AA	Series U, 5.000% due 12/1/29	11,337,590
		Castaic Lake Water Agency California Revenue, COP, Water System Improvement Project, AMBAC-Insured:
7,270,000	AAA	5.250% due 8/1/19	7,862,796
7,615,000	AAA	5.125% due 8/1/30	8,100,304
6,000,000	AAA	Clovis, CA, Sewer Revenue, MBIA-Insured, 5.200% due 8/1/28	6,392,700
4,000,000	AAA	Cucamonga County, CA, Water District, COP, FGIC-Insured, 5.125% due 9/1/31	4,255,800
		East Bay, CA, Municipal Utility District:
6,585,000	AAA	Wastewater Treatment System Revenue, Subordinated, FGIC-Insured, Unrefunded Balance, 5.000% due 6/1/26	6,795,457
3,625,000	AAA	Water System Revenue, Refunding, Subordinated, FGIC-Insured, Unrefunded Balance, 5.000% due 6/1/26	3,740,855
8,400,000	AAA	East Bay, CA, Municipal Utility, District Water Systems Revenue, MBIA-Insured, 5.000% due 6/1/26	8,852,676
		Eastern Municipal Water District COP Water & Sewer Revenue:
1,000,000	AAA	FGIC-Insured, 6.750% due 7/1/12	1,169,870
17,750,000	AAA	Series A, MBIA-Insured, 5.250% due 7/1/23 (b)	18,513,072
1,900,000	AAA	El Centro, CA, Financing Authority Water & Wastewater Revenue, Series A, AMBAC-Insured, 5.125% due 10/1/27	2,000,738
1,720,000	AAA	Lodi, CA, Wastewater Systems Revenue, COP, Series A, MBIA-Insured, 5.000% due 10/1/23	1,845,646
		Metropolitan Water District, Southern California Waterworks Revenue:
12,900,000	AA+	Series A, 4.750% due 7/1/22	13,252,815

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	15

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Water and Sewer — 15.2% (continued)
$10,000,000	AAA	Series B-2, FGIC-Insured, 5.000% due 10/1/26	$10,712,100
1,925,000	AAA	Morgan Hill, CA, COP, Refunding, Water Improvement Projects, FSA-Insured, 5.125% due 6/1/21	2,074,419
2,500,000	AAA	Pomona, CA, Public Financing Authority Revenue, Water Facilities Project, Series AA, FSA-Insured, 5.000% due 5/1/29	2,610,025
6,875,000	AAA	San Diego, CA, Public PFA, Sewer Revenue, FGIC-Insured, 5.000% due 5/15/20	6,977,300
2,820,000	AAA	Sunnyvale, CA, Financing Authority, Water & Wastewater Revenue, AMBAC-Insured, 5.000% due 10/1/22	2,987,705
4,350,000	AAA	Vallejo, CA, Parity Revenue, Refunding, Water Improvement Project, Series A, FSA-Insured, 5.250% due 5/1/29	4,677,555

		Total Water and Sewer	126,672,640

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $702,852,627)	801,909,128

SHORT-TERM INVESTMENTS (h) — 1.1%
Finance — 0.2%
2,000,000	A-1+	California State Economic Recovery, Series C-20, SPA-XL Capital Assurance, 2.350% due 9/7/05	2,000,000

Transportation — 0.1%
1,000,000	VMIG1(a)	Santa Clara County, CA, Transportation District, Series 1985-A, AMBAC-Insured, LOC-Credit Local de France, 2.360% due 9/7/05	1,000,000

Utilities — 0.7%
		California PCFA, PCR, Pacific Gas & Electric:
400,000	A-1+	Series C, LOC-Bank One NA, 2.260% due 9/1/05	400,000
300,000	A-1+	Series F, LOC-Bank One NA, 2.240% due 9/1/05	300,000
1,500,000	A-1+	California State Department of Water Resources, Power Supply Revenue, Series C-6, AMBAC-Insured, SPA-Baden-Wuerrtemberg, 2.380% due 9/1/05	1,500,000
1,000,000	A-1+	East Bay, CA, Municipal Utility District, Wastewater System Revenue, Refunding, Subordinated Series 2, XLCA-Insured, SPA-Dexia Credit Local, 2.310% due 9/7/05	1,000,000
2,200,000	A-1+	Los Angeles, CA, Department of Water & Power, Sub-Series B-2, SPA-Landesbank Wuerttemberg, 2.350% due 9/1/05	2,200,000

		Total Utilities	5,400,000

See Notes to Financial Statements.

16	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Water & Sewer — 0.1%
$1,100,000	A-1+	East Bay Municipal Utility District, Series B, FSA-Insured, SPA-Dexia Credit Local, 2.250% due 9/7/05	$1,100,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $9,500,000)	9,500,000

		TOTAL INVESTMENTS — 97.3% (Cost — $712,352,627#)	811,409,128
		Other Assets in Excess of Liabilities — 2.7%	22,458,501

		TOTAL NET ASSETS — 100.0%	$833,867,629

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Rating by Moody’s Investors Service Inc.
(b)	All or a portion of this security is segregated for extended settlements, open futures contracts and securities traded on a when-issued basis.
(c)	Bonds are escrowed to maturity by government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(g)	Pre-Refunded bonds are escrowed with government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(h)	Variable rate demand obligations have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Bond Ratings pages following the Schedule of Investments.

Abbreviations used in this schedule:

ABAG - Association of Bay Area Governments

AMBAC - Ambac Assurance Corporation

COP - Certificate of Participation

EFA - Educational Facilities Authority

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

GO - General Obligation

HFA - Housing Finance Authority

LOC - Letter of Credit

MBIA - Municipal Bond Investors Assurance Corporation

MFH - Multi-Family Housing

PCFA - Pollution Control Finance Authority

PCR - Pollution Control Revenue

PFA - Public Facilities Authority

RDA - Redevelopment Agency

RIBS - Residual Interest Bonds

SAVRS - Select Auction Variable Rate Securities

SPA - Standby Bond Purchase Agreement

USD - Unified School District

XLCA - XL Capital Assurance

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	17

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

18	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Rating Service (“Fitch”)—Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature— VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	19

Statement of Assets and Liabilities (unaudited) (August 31, 2005)
ASSETS:
Investments, at value (Cost — $712,352,627)	$811,409,128
Receivable for securities sold	15,249,212
Interest receivable	8,827,723
Receivable for Fund shares sold	792,724
Prepaid expenses	27,860
Total Assets	836,306,647
LIABILITIES:
Payable to broker — variation margin on open futures contracts	1,619,063
Investment advisory fee payable	218,074
Payable for Fund shares repurchased	177,701
Administration fee payable	132,432
Distribution fees payable	71,272
Transfer agent fees payable	57,066
Due to custodian	29,652
Directors’ fees payable	16,683
Accrued expenses	117,075
Total Liabilities	2,439,018
Total Net Assets	$833,867,629

NET ASSETS:
Par value (Note 6)	$50,999
Paid-in capital in excess of par value	796,801,040
Undistributed net investment income	484,975
Accumulated net realized loss on investments and futures contracts	(57,668,699)
Net unrealized appreciation on investments and futures contracts	94,199,314
Total Net Assets	$833,867,629

Shares Outstanding:
Class A	42,223,223
Class B	5,233,004
Class C	3,543,048
Net Asset Value:
Class A (and redemption price)	$16.36
Class B *	$16.33
Class C *	$16.31
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$17.04
*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Statement of Operations (unaudited) (For the six months ended August 31, 2005)
INVESTMENT INCOME:
Interest	$21,422,349
EXPENSES:
Investment advisory fee (Note 2)	1,282,074
Distribution fees (Notes 2 and 4)	1,035,987
Administration fees (Note 2)	819,656
Transfer agent fees (Notes 2 and 4)	106,941
Shareholder reports (Note 4)	50,469
Custody fees	35,622
Legal fees	29,283
Registration fees	21,609
Audit and tax	14,771
Directors’ fees	13,408
Insurance	12,590
Miscellaneous expenses	6,084
Total Expenses	3,428,494
Net Investment Income	17,993,855
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	921,497
Futures contracts	(19,647,217)
Net Realized Loss	(18,725,720)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,355,260
Futures contracts	3,577,733
Change in Net Unrealized Appreciation/Depreciation	9,932,993
Net Loss on Investments and Futures Contracts	(8,792,727)
Increase in Net Assets From Operations	$9,201,128

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	21

Statements of Changes in Net Assets
For the six months ended August 31, 2005 (unaudited) and the year ended February 28, 2005	August 31	February 28

OPERATIONS:
Net investment income	$17,993,855	$37,045,661
Net realized loss	(18,725,720)	(19,565,074)
Change in net unrealized appreciation/depreciation	9,932,993	(1,705,412)
Increase in Net Assets From Operations	9,201,128	15,775,175
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(17,741,348)	(37,414,448)
Decrease in Net Assets From Distributions to Shareholders	(17,741,348)	(37,414,448)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	73,665,741	95,170,261
Reinvestment of distributions	9,307,348	19,560,109
Cost of shares repurchased	(97,818,729)	(149,388,917)
Decrease in Net Assets From Fund Share Transactions	(14,845,640)	(34,658,547)
Decrease in Net Assets	(23,385,860)	(56,297,820)
NET ASSETS:
Beginning of period	857,253,489	913,551,309
End of period*	$833,867,629	$857,253,489

*Includes undistributed net investment income of:	$484,975	$232,468

See Notes to Financial Statements.

22	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares(1)	2005(2)		2005	2004(3)	2003	2002	2001
Net Asset Value,
Beginning of Period	$16.52		$16.92	$16.76	$16.93	$16.70	$15.28
Income (Loss) From Operations:
Net investment income	0.36		0.72	0.75	0.77	0.79 (4)	0.79
Net realized and unrealized gain (loss)	(0.17)		(0.39)	0.15	(0.17)	0.22 (4)	1.41
Total Income From Operations	0.19		0.33	0.90	0.60	1.01	2.20
Less Distributions From:
Net investment income	(0.35)		(0.73)	(0.74)	(0.77)	(0.78)	(0.78)
Total Distributions	(0.35)		(0.73)	(0.74)	(0.77)	(0.78)	(0.78)
Net Asset Value, End of Period	$16.36		$16.52	$16.92	$16.76	$16.93	$16.70
Total Return(5)	1.17%		2.03%	5.48%	3.59%	6.20%	14.70%
Net Assets,
End of Period (millions)	$691		$697	$720	$734	$747	$698
Ratios to Average Net Assets:
Gross expenses	0.71	%(6)	0.69%	0.68%	0.70%	0.68%	0.68%
Net expenses	0.71	(6)	0.69 (7)	0.68	0.70	0.68	0.68
Net investment income	4.31	(6)	4.35	4.46	4.58	4.68 (4)	4.91
Portfolio Turnover Rate	4%		3%	14%	12%	21%	29%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2005 (unaudited).
(3)	For the year ended February 29, 2004.
(4)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.77, $0.24 and 4.61%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	23

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class B Shares(1)	2005(2)		2005	2004(3)	2003	2002	2001
Net Asset Value,
Beginning of Period	$16.49		$16.90	$16.74	$16.92	$16.69	$15.28
Income (Loss) From Operations:
Net investment income	0.31		0.63	0.66	0.68	0.69 (4)	0.70
Net realized and unrealized gain (loss)	(0.16)		(0.40)	0.15	(0.18)	0.24 (4)	1.41
Total Income From Operations	0.15		0.23	0.81	0.50	0.93	2.11
Less Distributions From:
Net investment income	(0.31)		(0.64)	(0.65)	(0.68)	(0.70)	(0.70)
Total Distributions	(0.31)		(0.64)	(0.65)	(0.68)	(0.70)	(0.70)
Net Asset Value, End of Period	$16.33		$16.49	$16.90	$16.74	$16.92	$16.69
Total Return(5)	0.90%		1.44%	4.94%	3.02%	5.69%	14.06%
Net Assets,
End of Period (millions)	$85		$101	$134	$157	$170	$183
Ratios to Average Net Assets:
Gross expenses	1.24	%(6)	1.22%	1.20%	1.22%	1.20%	1.19%
Net expenses	1.24	(6)	1.22 (7)	1.20	1.22	1.20	1.19
Net investment income	3.77	(6)	3.82	3.94	4.06	4.14 (4)	4.39
Portfolio Turnover Rate	4%		3%	14%	12%	21%	29%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2005 (unaudited).
(3)	For the year ended February 29, 2004.
(4)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.68, $0.25 and 4.07%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2005	2004(4)	2003	2002	2001
Net Asset Value,
Beginning of Period	$16.48		$16.88	$16.72	$16.90	$16.68	$15.26
Income (Loss) From Operations:
Net investment income	0.31		0.63	0.65	0.68	0.69 (5)	0.69
Net realized and unrealized gain (loss)	(0.18)		(0.39)	0.15	(0.19)	0.22 (5)	1.42
Total Income From Operations	0.13		0.24	0.80	0.49	0.91	2.11
Less Distributions From:
Net investment income	(0.30)		(0.64)	(0.64)	(0.67)	(0.69)	(0.69)
Total Distributions	(0.30)		(0.64)	(0.64)	(0.67)	(0.69)	(0.69)
Net Asset Value, End of Period	$16.31		$16.48	$16.88	$16.72	$16.90	$16.68
Total Return(6)	0.83%		1.46%	4.91%	2.99%	5.59%	14.09%
Net Assets,
End of Period (millions)	$58		$59	$60	$62	$60	$51
Ratios to Average Net Assets:
Gross expenses	1.27	%(7)	1.26%	1.24%	1.26%	1.25%	1.24%
Net expenses	1.27	(7)	1.25 (8)	1.24	1.26	1.25	1.24
Net investment income	3.75	(7)	3.79	3.90	4.01	4.12 (5)	4.34

Portfolio Turnover Rate	4%		3%	14%	12%	21%	29%
(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the six months ended August 31, 2005 (unaudited).
(4)	For the year ended February 29, 2004.
(5)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.68, $0.23 and 4.05%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(6)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(7)	Annualized.
(8)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	25

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Smith Barney California Municipals Fund Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of its portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting California.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any

26	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended August 31, 2005, the Fund paid transfer agent fees of $62,486 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2005, CGM and its affiliates received sales charges of approximately $153,000 on sales of the Fund’s Class A shares. In addition, for the six months ended August 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$60,000	$2,000

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended August 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$34,786,045
Sales	64,351,558

At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$99,067,475
Gross unrealized depreciation	(10,974)
Net unrealized appreciation	$99,056,501

At August 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell: U.S.Treasury Bond	2,355	9/05	$273,915,938	$278,773,125	$(4,857,187)

28	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4. Class Specific Expenses

Pursuant to a Rule 12b-1Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended August 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$526,962	$303,224	$205,801

For the six months ended August 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$76,183	$21,574	$9,184

For the six months ended August 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$36,807	$9,761	$3,901

5. Distributions to Shareholders by Class

	Six Months Ended August 31, 2005	Year Ended February 28, 2005

Net Investment Income
Class A	$14,931,512	$30,742,424
Class B	1,725,439	4,416,197
Class C†	1,084,397	2,255,827
Total	$17,741,348	$37,414,448

†    On April 29, 2004, Class L shares were renamed as Class C shares.

6. Capital Shares

At August 31, 2005, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2005		Year Ended February 28, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,223,404	$69,410,976	5,034,785	$83,488,925
Shares issued on reinvestment	474,980	7,786,974	963,842	15,939,163
Shares repurchased	(4,660,397)	(76,367,839)	(6,331,224)	(104,908,970)
Net Increase (Decrease)	37,987	$830,111	(332,597)	$(5,480,882)

Class B
Shares sold	82,597	$1,354,036	264,137	$4,370,175
Shares issued on reinvestment	52,192	854,399	133,699	2,208,346
Shares repurchased	(1,067,202)	(17,488,204)	(2,161,676)	(35,795,842)
Net Decrease	(932,413)	$(15,279,769)	(1,763,840)	$(29,217,321)

Class C†
Shares sold	177,249	$2,900,729	441,889	$7,311,161
Shares issued on reinvestment	40,724	665,975	85,626	1,412,600
Shares repurchased	(241,846)	(3,962,686)	(525,240)	(8,684,105)
Net Increase (Decrease)	(23,873)	$(395,982)	2,275	$39,656

†  On April 29, 2004, Class L shares were renamed as Class C shares.

7. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the

30	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI. and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	31

Notes to Financial Statements (unaudited) (continued)

8. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract with the manager. Therefore, the Fund’s Board has approved a new investment advisory contract between

32	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

10. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	33

Board Approval of Management Agreement (unaudited)

Background

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreements and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its stockholders should the sale of the Manager be consummated.

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its stockholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the Citigroup Asset Management (“CAM”) fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreements during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also

34	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager had recently changed the reporting structure for the Fund’s portfolio management team in an effort to improve the Fund’s performance over time. The Board also noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreements by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California municipal debt funds by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed better than the median for the ten-year period, and performed slightly below the median for the one-year period. However, the Fund’s performance for the three- and five-year periods was below the median and, in fact, was in the 5th quintile of the Performance Universe for the

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	35

Board Approval of Management Agreement (unaudited) (continued)

three-year period. The Board also reviewed performance information provided by the Manager for periods ended May 2005, which showed the Fund’s short-term performance lagging that of its benchmark index and Lipper category averages. The Board members discussed with the Fund’s primary portfolio managers the reasons for the Fund’s recent underperformance compared to its benchmark index and Lipper category averages. It was noted that the portfolio managers had taken a cautious approach to managing interest rate risk which impacted the Fund’s performance as compared to the benchmark and Lipper category. The Board members noted that the portfolio managers are very experienced with a superior long-term track record, and expressed their confidence in the portfolio management team. Based on their review, the Board generally was satisfied with the Fund’s performance, particularly the Fund’s long-term performance record and the Manager’s efforts to improve the Fund’s recent performance while maintaining a prudent investment approach.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate (after taking the waivers and/or reimbursements into account) (the “Actual Management Fee”) and whether the fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution agreements. The Board was provided with information concerning reviews received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

36	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 11 retail front-end load funds (including the Fund) classified as “California municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and that the Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of total expense ratios of the funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Investment Advisory Agreement and the Administration Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board also considered the Manager’s voluntary waiver of a portion of its management fee and the effect such waiver had on the Manager’s profitability. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s asset level had exceeded the specified asset level at which the breakpoint to its Contractual Management Fee was triggered. Accordingly, the Fund and its shareholders have realized economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of

Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report	37

Board Approval of Management Agreement (unaudited) (continued)

any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Based on such factors, and in light of the Manager’s profitability data, the Board believed that the Manager’s sharing of any economies of scale with the Fund was adequate.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Investment Advisory Agreement and Administration Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement and Administration Agreement.

38	Smith Barney California Municipals Fund Inc. 2005 Semi-Annual Report

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Smith Barney California Municipals Fund Inc.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and

Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund

Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG, LLP

345 Park Avenue

New York, NY 10154

Smith Barney California Municipals Fund Inc.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney California Municipals Fund Inc. but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

FD0434 9/05                     05-9158

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney California Municipals Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney California Municipals Fund Inc.
Date:	November 9, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney California Municipals Fund Inc.
Date:	November 9, 2005

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Smith Barney California Municipals Fund Inc.
Date:	November 9, 2005